MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

                             Supplement dated July 5, 2005 to the
                              Prospectus dated October 25, 2004


Effective immediately until and including July 31, 2005, John Coyle, CFA and Murali Balaraman, CFA, two of the three members of the portfolio management team of Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") will be primarily responsible for the day-to-day management of the Fund's portfolio.






Code # 18187-1004STK3